Registration No. 33-6418

1940 Act File No. 811-4946

Filed Pursuant to Rule 497(e)

THOMPSON IM FUNDS, INC.

LARGECAP FUND

MIDCAP FUND

BOND FUND

Supplement Dated March 6, 2023 to Statement of Additional Information Dated March 31, 2022

Changes and Additions to the Board of Directors

On February 23, 2023, Thompson IM Funds, Inc. (the “Company”) held a special meeting of shareholders of the Thompson LargeCap Fund, Thompson MidCap Fund, and Thompson Bond Fund (the “Funds”) to elect five nominees to the Board of Directors of the Company (the “Board”): Mr. George E. Austin, Ms. Cornelia Boyle, Ms. Joyce Minor, Mr. Jason L. Stephens, and Mr. James T. Evans. All five nominees were elected at this meeting. Mr. Evans was not previously elected or appointed to the Board. Ms. Minor had been previously appointed, but not elected by shareholders, to the Board. Ms. Patricia Lipton, who previously served as a member of the Board, retired as of February 24, 2023, and did not stand for re-election at the special meeting of shareholders.

As a result of the election, references to Ms. Lipton in the Company’s Statement of Additional Information, dated March 31, 2022 (the “SAI”), are hereby removed and deleted, except with respect to the Board compensation paid to Ms. Lipton by the Funds and presented on page 29 of the SAI. In addition, the information related to James T. Evans in the list of Directors and Officers on page 25 of the Funds’ SAI, under the heading for Interested Directors and Officers, is amended to read as follows:

Name, Address and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds, Inc. Overseen by Director	Other Directorships Held by Director
James T. Evans(2) Birth date: 6/6/75	Director since 2023 Vice President since 2009	● Chief Investment Officer of TIM since 2009 ● Portfolio Manager of TIM since 2008 ● Managing Director of Nakoma Capital Management from 2000 to 2005 ● A Chartered Financial Analyst	3	N/A

(1)	Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2)	Each of Jason L. Stephens and James T. Evans is an “interested person” of the Investment Company by virtue of his position with the Investment Company and TIM.

The following information is added to the section in the Funds’ SAI labeled “Director Qualifications and Relevant Experience” relating to Mr. Evans:

James T. Evans has been actively involved in the management of the MidCap Fund since its March 31, 2008 inception and in the management of the LargeCap Fund and the Bond Fund since February 2009. Mr. Evans, a Vice President of the Company, is the Chief Investment Officer, Principal, and a Portfolio Manager at TIM. Previously, he was a Managing Director for Nakoma Capital Management in Madison, Wisconsin. Mr. Evans graduated summa cum laude from Macalester College with a Bachelor of Arts degree in Economics and Computer Science. He also earned a M.B.A. in Finance and Accounting and a M.S. in Finance from the University of Wisconsin-Madison. Mr. Evans completed the Applied Security Analysis Program at the University of Wisconsin-Madison Business School. He is a CFA charterholder.

The following information is added to the table disclosing the Directors’ equity ownership in the Funds:

James T. Evans(1)	LargeCap Fund	Over $100,000
	MidCap Fund	Over $100,000
	Bond Fund	$50,001-$100,000

(1) Mr. Evans was elected to the Board as of February 23, 2023.